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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated February 23, 2000 included in Registration Statement File No. 333-47432.


San Diego, California
January 12, 2001